Other Income /(Expense),net (Tables)	12 Months Ended
Dec. 31, 2019
OTHER INCOME /(EXPENSE), NET [Abstract]
Other income /(expense)

	Year Ended December 31,
	2017	2018	2019
Gain from the changes in fair value of financial instruments (1)	6,665	40,054	41,014
Government grant	2,160	5,428	6,386
Investment income /(expense) (2)	(2,051)	14,565	3,004
Donations	(218)	(70)	(754)
Write-off of unpaid long-term accounts payable	2,031	0	0
Impairment loss on available-for-sale equity securities (3)	(5,754)	0	0
Impairment loss on equity investments (4)	0	(2,605)	(34,119)
Others	3,864	7,352	6,417

	$6,697	$64,724	$21,948

Note (1):	The increase for 2018 compared to 2017 mainly consisted of $33.4 million in income earned from investments in financial instruments.
Note (2):	The increase for 2018 compared to 2017 mainly consisted of $17.8 million in investment income recognized in the third quarter of 2018 by Sogou due to the observable change in the price of Zhihu Technology Limited (“Zhihu”) after the adoption of ASU 2016-01, offset by a $3.6 million investment loss representing a change in the fair value of Hylink Digital Solution Co., Ltd (“Hylink”).
Note (3):	Before the adoption of ASU 2016-01, the Group recognized an other than temporary impairment loss of $5.8 million in the third quarter of 2017 that was related to Keyeast Co., Ltd. (“Keyeast”), an investment measured as available-for-sale equity securities.
Note (4):	In the fourth quarter of 2019, the Sohu Group recognized impairment losses of $34.1 million for equity investments.